Exhibit 99.1

Cash America Announces Fourth Quarter Earnings and Declares Dividend

FORT WORTH, Texas--(BUSINESS WIRE)--January 29, 2009--Cash America International, Inc. (NYSE: CSH) reported today that its financial results for the fourth quarter ended December 31, 2008 were consistent with results disclosed in the Company’s release dated January 20, 2009. In that release, the Company announced that it expected its 2008 fourth quarter net income to be 15% below the prior year after adding back one-time and unusual charges incurred during the final quarter of its fiscal year. One time charges and unusual items totaled $6,041,000 after taxes (20 cents per share) which would increase reported net income from $16,267,000 (54 cents per share) to $22,308,000 (74 cents per share) for the quarter, down 15%. This compares to net income of $26,287,000 (88 cents per share) for the fourth quarter of 2007.

The unusual items incurred during the fourth quarter included costs of severance and related expenses for the closing of 42 cash advance locations, the restructuring and elimination of senior management positions, referendum initiatives related to the November 4th election in the state of Ohio and product transition costs after the defeat in that election, all of which totaled $8.6 million before taxes and $6.0 million after taxes.

During the fourth quarter 2008, which ended on December 31, the Company reported a 7% increase in total revenue, which reached $279,731,000, up from $261,129,000 in the same period in 2007. However, results from the Company’s cash advance segment were hindered by the decision to close 42 locations in response to regulatory changes mandated by the outcome of the November election in Ohio and from higher loss rates within the Company’s online cash advance portfolio. These two factors led to a decrease in contribution from the cash advance segment in the fourth quarter and were the primary reasons the company reported the fall-off in year-over-year net income. In addition, a heavy emphasis on the sale of merchandise in the fourth quarter led to lower gross profit margins and profits in the period.

Commenting on the results of the quarter, Daniel R. Feehan, President and Chief Executive Officer of Cash America said, “As we previously reported, we incurred greater challenges associated with our product offering changes in the state of Ohio during the fourth quarter which hurt profitability. In addition, we experienced an increase in loss rates early in the quarter within our online cash advance portfolio reversing a trend of lower loss rates through September. While we were disappointed by this change, we believe that we have addressed it appropriately and we are still within an acceptable range for this line of business.”

Total revenue for the fiscal year ended December 31, 2008, was up 11% to $1,030,794,000 from $929,394,000 in 2007. Cash America finished fiscal year 2008 with net income of $81,140,000 ($2.70 per share) including one-time and unusual charges compared to $75,290,000 ($2.48 per share) excluding an after tax gain of $4.1 million (13 cents per share) in fiscal 2007 related to the sale of the Swedish pawn business.

Cash America will conduct a conference call to discuss its fourth quarter earnings Thursday, January 29, 2009 at 7:45 AM CST. A live web cast of the call will be available on the Company’s corporate web site in the Investor Relations section (www.cashamerica.com). To listen to the live call, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. A replay will be available on the Company’s web site for 90 days following the conference call.

Additionally, the Company announced that the Board of Directors, at its regularly scheduled quarterly meeting, declared a $0.035 (3.5 cents) per share cash dividend on common stock outstanding. The dividend will be paid at the close of business on February 25, 2009 to shareholders of record on February 11, 2009.

Outlook for the First Quarter of 2009 and the 2009 Fiscal Year

Management enters the first quarter of fiscal 2009 without the earnings attributable to certain markets for its cash advance product that added significant incremental profitability in fiscal 2008. Management has estimated that the net effect of lost earnings due to changes in and the elimination of cash advance markets during 2008 equates to $20 to $25 million after taxes on an annualized basis (between 66 and 83 cents per share). Management believes that growth in its existing and new markets for its cash advance product will combine with growth from its pawn lending business and will overcome this decrease in contribution but not until the second half of 2009. While management believes that the demand for its credit products will remain intact in 2009, it feels there is a likelihood it will experience higher loan losses associated with the difficult consumer economic environment and it expects pressure on retail margins to support sales activities during the year. At this time, management confirms its previously reported expectation, as announced on January 20, 2009, that its fiscal year 2009 earnings per share will be in the range of between $3.10 and $3.30.

First quarter 2009 results will be impacted by the timing of federal tax refunds to the Company’s customers. At this point management assumes that refunds will occur on schedule and consistent with 2008. However, management notes that there has not been a clear mandate about further tax stimulus activity in 2009. Customers received federally issued economic stimulus checks in the second quarter of 2008 which increased profitability in that period but mitigated growth in third quarter earnings. Absent a comparable stimulus package in 2009, the second quarter will return to its normal seasonal cycle of the lowest quarterly contributor to earnings and the third quarter should benefit from higher loan balances. Based on the preceding factors management believes that the first quarter of 2009 will produce between 61 and 65 cents in earnings per share compared to 86 cents in 2008.

Cash America International, Inc. is a provider of specialty financial services to individuals in the United States with 994 total locations as of December 31, 2008. Cash America is the largest provider of secured non-recourse loans to individuals, commonly referred to as pawn loans, through 613 total pawn locations, comprised of 501 in 22 states under the brand names Cash America Pawn and SuperPawn. In addition, Cash America is the majority owner of 112 pawn lending locations in Mexico that operate under the name of Prenda Fácil. The Company also offers short-term cash advances in many of its locations including 248 locations that offer this service under the brand names Cash America Payday Advance and Cashland. Short-term cash advances are also offered over the Internet to customers in 32 states in the United States and in the United Kingdom at http://www.cashnetusa.com and http://www.quickquid.co.uk, respectively. In addition, check cashing services are provided through its 133 franchised and Company-owned “Mr. Payroll” check cashing centers.

For additional information regarding the Company and the services it provides, visit the Company’s websites located at:

http://www.cashamerica.com http://www.cashnetusa.com

http://www.cashlandloans.com http://www.quickquid.co.uk

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements about the business, financial condition and prospects of Cash America International, Inc. and its subsidiaries (the “Company”). The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in demand for the Company's services, changes in consumer credit laws, tax laws and other laws and governmental rules and regulations applicable to the Company's business, the actions of third parties who offer products and services at the Company’s locations, fluctuations in the price of gold, changes in competition, the ability of the Company to open new operating units in accordance with its plans, economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, the ability to successfully integrate newly acquired businesses into the Company’s operations and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this release, terms such as “believes,” “estimates,” “plans,” “expects,” “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this release.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
HIGHLIGHTS OF CONSOLIDATED RESULTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
Consolidated Operations:
Total revenue	$279,731	$261,129	$1,030,794	$929,394
Net revenue	190,661	186,739	735,434	682,602
Total operating expenses	158,512	141,059	586,728	549,093

Income from operations	$32,149	$45,680	$148,706	$133,509

Income before income taxes	27,108	41,733	132,803	124,765

Net Income	$16,267	$26,287	$81,140	$79,346

Earnings per share:
Basic	$0.55	$0.90	$2.77	$2.68
Diluted	$0.54	$0.88	$2.70	$2.61

Weighted average shares:
Basic	29,344	29,338	29,327	29,643
Diluted	30,074	30,008	30,092	30,349

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31,
	2008	2007
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$30,005	$22,725
Pawn loans	168,747	137,319
Cash advances, net	83,850	88,148
Merchandise held for disposition, net	109,493	98,134
Finance and service charges receivable	33,063	26,963
Income taxes recoverable	2,606	-
Other receivables and prepaid expenses	15,480	16,292
Deferred tax assets	22,037	20,204

Total current assets	465,281	409,785

Property and equipment, net	185,887	161,676
Goodwill	494,192	306,221
Intangible assets, net	35,428	23,484
Other assets	5,722	3,478
Total assets	$1,186,510	$904,644

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$82,459	$65,399
Accrued supplemental acquisition payment	44,364	22,000
Customer deposits	8,814	7,856
Income taxes currently payable	-	3,755
Current portion of long-term debt	15,810	8,500
Total current liabilities	$151,447	$107,510

Deferred tax liabilities	27,575	18,584
Noncurrent income tax payable	3,050	-
Other liabilities	2,359	1,671
Long-term debt	422,344	280,277
Total liabilities	606,775	408,042

Minority Interests:	4,694	-

Stockholders’ equity:
Common stock, $.10 par value per share, 80,000,000 shares authorized, 30,235,164 shares issued
	3,024	3,024
Additional paid-in capital	160,007	163,581
Retained earnings	440,252	363,180
Accumulated other comprehensive (loss) income	(3,964)	16
Notes receivable secured by common stock	-	-
Treasury shares, at cost (818,772 shares and 1,136,203 shares at December 31, 2008 and 2007, respectively)

	(24,278)	(33,199)
Total stockholders’ equity	575,041	496,602
Total liabilities and stockholders’ equity	$1,186,510	$904,644

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Unaudited)

Revenue
Finance and service charges	$51,207	$43,949	$184,995	$160,960
Proceeds from disposition of merchandise	135,466	119,479	465,655	396,821
Cash advance fees	89,993	94,316	364,603	355,196
Check cashing fees, royalties and other	3,065	3,385	15,541	16,417

Total Revenue	279,731	261,129	1,030,794	929,394

Cost of Revenue
Disposed merchandise	89,070	74,390	295,360	246,792

Net Revenue	190,661	186,739	735,434	682,602

Expenses
Operations	86,568	81,732	328,359	306,456
Cash advance loss provision	37,906	36,550	140,723	155,238
Administration	22,343	14,350	77,995	55,274
Depreciation and amortization	11,695	8,427	39,651	32,125

Total Expenses	158,512	141,059	586,728	549,093

Income from Operations	32,149	45,680	148,706	133,509

Interest expense	(4,988)	(3,902)	(15,993)	(16,021)
Interest income	47	42	267	1,041
Foreign currency transaction (loss) gain	(100)	(87)	(177)	(24)
Gain on sale of foreign notes	-	-	-	6,260

Income before Income Taxes	27,108	41,733	132,803	124,765
Provision for income taxes	10,795	15,446	51,617	45,419
Less: Minority Interests	(46)	-	(46)	-

Net Income	$16,267	$26,287	$81,140	$79,346

Earnings Per Share:

Basic	$0.55	$0.90	$2.77	$2.68
Diluted	$0.54	$0.88	$2.70	$2.61

Weighted average common shares outstanding:

Basic	29,344	29,338	29,327	29,643
Diluted	30,074	30,008	30,092	30,349

Dividends declared per common share	$0.035	$0.035	$0.140	$0.140

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA
($ in thousands unless otherwise noted)

	Three Months Ended				Year Ended
	December 31,				December 31,
	2008		2007		2008		2007

PAWN LENDING OPERATIONS(b):
Pawn loans
Annualized yield on pawn loans	128.8%		128.3%		128.8%		125.5%
Total amount of pawn loans written and renewed	$152,230		$136,741		$594,783		$514,799
Average pawn loan balance outstanding	$162,284		$135,914		$145,071		$128,259
Average pawn loan balance per average location in operation	$315		$281		$293		$267
Ending pawn loan balance per location in operation	$328		$283		$341		$283
Average pawn loan amount at end of period (not in thousands)	$132		$116		$132		$116
Profit margin on disposition of merchandise as a percentage of proceeds from disposition of merchandise
	34.2%		37.7%		36.6%		37.8%
Average annualized merchandise turnover	3.2	x	2.9	x	2.9	x	2.7	x
Average balance of merchandise held for disposition per average location in operation
	$229		$210		$210		$189
Ending balance of merchandise held for disposition per location in operation
	$225		$202		$225		$202

Pawnshop locations in operation –
Beginning of period, owned	487		483		485		475
Acquired	112		0		113		5
Start-ups	-		2		1		6
Combined or closed	(1)		-		(1)		(1)
End of period, owned	598		485		598		485
Franchise locations at end of period	15		14		15		14
Total pawnshop locations at end of period	613		499		613		499
Average number of owned pawnshop locations	515		484		495		480

Cash advances (c)
Pawn locations offering cash advances at end of period	431		431		431		431
Average number of pawn locations offering cash advances	432		430		431		426

Amount of cash advances written at pawn locations:
Funded by the Company	$15,832		$16,123		$59,061		$65,022
Funded by third-party lenders (a) (e)	35,048		47,195		146,330		188,705
Aggregate amount of cash advances written at pawn locations (a) (g)	$50,880		$63,318		$205,391		$253,727

Number of cash advances written at pawn locations (not in thousands):
By the Company	48,750		53,020		186,268		213,273
By third-party lenders (a) (e)	69,850		100,847		306,521		409,576
Aggregate number of cash advances written at pawn locations(a) (g)	118,600		153,867		492,789		622,849

Cash advance customer balances due at pawn locations (gross):
Owned by Company (d)	$6,842		$8,627		$6,842		$8,627
Owned by third-party lenders (a)(e)	7,395		9,198		7,395		9,198
Aggregate cash advance customer balances due at pawn locations (gross) (a)(g)	$14,237		$17,825		$14,237		$17,825

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007

CASH ADVANCE OPERATIONS (f):
Storefront operations:
Amount of cash advances written:
Funded by the Company	$137,359	$184,120	$586,929	$706,839
Funded by third-party lenders (a) (e)	13,599	30,599	85,184	115,483
Aggregate amount of cash advances written (a) (g)	$150,958	$214,719	$672,113	$822,322

Number of cash advances written (not in thousands):
By the Company	365,420	505,761	1,632,631	1,944,251
By third-party lenders (a) (e)	23,121	54,945	150,772	214,372
Aggregate number of cash advances written (a) (g)	388,541	560,706	1,783,403	2,158,623

Cash advance customer balances due (gross):
Owned by the Company (d)	$39,223	$51,389	$39,223	$51,389
Owned by third-party lenders (a) (e)	4,532	5,530	4,532	5,530
Aggregate cash advance customer balances due (gross) (a) (g)	$43,755	$56,919	$43,755	$56,919

Cash advance locations in operation (excluding online lending) –
Beginning of period	290	301	304	295
Start-ups	-	4	-	14
Combined or closed	(42)	(1)	(56)	(5)
End of period	248	304	248	304
Average number of cash advance locations	274	303	292	299

Internet lending operations:
Amount of cash advances written:
Funded by the Company	$183,934	$162,641	$727,652	$598,306
Funded by third-party lenders (a) (e)	121,497	98,692	449,221	350,572
Aggregate amount of cash advances written (a) (g)	$305,431	$261,333	$1,176,873	$948,878

Number of cash advances written (not in thousands):
By the Company	445,194	406,406	1,722,689	1,523,872
By third-party lenders (a) (e)	174,940	153,507	668,074	594,909
Aggregate number of cash advances written (a) (g)	620,134	559,913	2,390,763	2,118,781

Cash advance customer balances due (gross):
Owned by the Company (d)	$55,729	$53,808	$55,729	$53,808
Owned by third-party lenders (a) (e)	23,018	19,852	23,018	19,852
Aggregate cash advance customer balances due (gross) (a) (g)	$78,747	$73,660	$78,747	$73,660

Number of states with online lending at end of period	33	32	33	32
Number of foreign countries with online lending at end of period	1	1	1	1

Card services operations:
Amount of cash advances written:
Funded by third-party lenders (a) (e)	$14,694	$-	$22,198	$-

Number of cash advances written (not in thousands):
By third-party lenders (a) (e)	88,675	-	129,634	-

Cash advance customer balances due (gross):
Owned by the Company (d)	$3,551	$-	$3,551	$-
Owned by third-party lenders (a) (e)	$237	$-	$237	$-
Aggregate cash advance customer balances due (gross) (a) (g)	$3,788	$-	$3,788	$-

Number of states with card services at end of period	48	-	48	-

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007

Combined Storefront, Internet lending operations, and Card services:
Amount of cash advances written:
Funded by the Company	$321,293	$346,761	$1,314,581	$1,305,145
Funded by third-party lenders (a) (e)	149,790	129,291	556,603	466,055
Aggregate amount of cash advances written (a) (g)	$471,083	$476,052	$1,871,184	$1,771,200

Number of cash advances written (not in thousands):
By the Company	810,614	912,167	3,355,320	3,468,123
By third-party lenders (a) (e)	286,736	208,452	948,480	809,281
Aggregate number of cash advances written (a) (g)	1,097,350	1,120,619	4,303,800	4,277,404

Cash advance customer balances due (gross):
Owned by the Company (d)	$98,503	$105,197	$98,503	$105,197
Owned by third-party lenders (a) (e)	27,787	25,382	27,787	25,382
Aggregate cash advance customer balances due (gross) (a) (g)	$126,290	$130,579	$126,290	$130,579

CONSOLIDATED CASH ADVANCE PRODUCT SUMMARY (a) (c) (f):
Amount of cash advances written:
Funded by the Company	$337,125	$362,884	$1,373,642	$1,370,167
Funded by third-party lenders (a) (e)	184,838	176,486	702,933	654,760
Aggregate amount of cash advances written (a) (g)	$521,963	$539,370	$2,076,575	$2,024,927

Number of cash advances written (not in thousands):
By the Company	859,364	965,187	3,541,588	3,681,396
By third-party lenders (a) (e)	356,586	309,299	1,255,001	1,218,857
Aggregate number of cash advances written (a) (g)	1,215,950	1,274,486	4,796,589	4,900,253

Average amount per cash advance written (not in thousands):
By the Company	$409	$376	$394	$372
By third-party lenders (a) (e)	518	571	560	537
Aggregate average amount per cash advance (a) (g)	$429	$423	$433	$413

Cash advance customer balances due (gross):
Owned by the Company (d)	$105,345	$113,824	$105,345	$113,824
Owned by third-party lenders (a) (e)	35,182	34,580	35,182	34,580
Aggregate cash advance customer balances due (gross) (a) (g)	$140,527	$148,404	$140,527	$148,404

Total locations offering cash advances at end of period (excluding
online lending)	679	735	679	735
Average total locations offering cash advances (excluding online lending)	706	733	723	725
Number of states with online lending at end of period	33	32	33	32
Number of foreign countries with online lending at end of period	1	1	1	1

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
FINANCIAL AND OPERATING DATA (Continued)
($ in thousands unless otherwise noted)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007

CHECK CASHING OPERATIONS (Mr. Payroll):
Centers in operation at end of year (not in thousands):
Company-owned locations	5	5	5	5
Franchised locations (a)	128	134	128	134
Combined centers in operations at end of year (a)	133	139	133	139

Revenue from Company-owned locations	$87	$105	$400	$484
Revenue from franchise royalties and other	665	697	2,988	3,135
Total revenue (d)	$752	$802	$3,388	$3,619

Face amount of checks cashed:
Company-owned locations	$7,165	$8,022	$29,487	$33,746
Franchised locations (a)	282,044	302,718	1,250,044	1,260,995
Combined face amount of checks cashed (a)	$289,209	$310,740	$1,279,531	$1,294,741

Fees collected from customers:
Company-owned locations	$87	$105	$400	$484
Franchised locations (a)	3,885	4,134	17,625	17,678
Combined fees collected from customers (a)	$3,972	$4,239	$18,025	$18,162

Fees as a percentage of checks cashed:
Company-owned locations	1.2%	1.3%	1.4%	1.4%
Franchised locations (a)	1.4	1.4	1.4	1.4
Combined fees as a percentage of checks cashed (a)	1.4%	1.4%	1.4%	1.4%

Average check cashed (not in thousands):
Company-owned locations	$402	$380	$405	$392
Franchised locations (a)	423	419	455	436
Combined average check cashed (a)	$423	$418	$454	$435

(a) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations.

(b) Includes Cash America Pawn and Prenda Fácil, a 112 chain of pawnshops located in Mexico, for which the Company acquired an 80% interest on December 16, 2008. The statistics above include 100% of Prenda Fácil's operations.

(c) Includes cash advance activities at the Company’s pawn lending locations.
(d) Amounts recorded in the Company’s consolidated financial statements.
(e) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.
(f) Includes cash advance activities at the Company’s cash advance storefront locations and through the Company’s internet and card services distribution channels.
(g) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
CONSOLIDATED CASH ADVANCES OUTSTANDING AND RELATED ALLOWANCE FOR LOSSES
(in thousands)

	December 31,
	2008	2007
Funded by the Company (a)
Active cash advances and fees receivable	$69,443	$76,620
Cash advances and fees in collection	21,147	24,099

Total funded by the Company (a)	90,590	100,719

Funded by third-party lenders (b) (c)
Active cash advances and fees receivable	37,458	34,580
Cash advances and fees in collection	12,479	13,105

Total funded by third-party lenders (b) (c)	49,937	47,685

Combined gross portfolio (b) (d)	140,527	148,404
Less: Elimination of cash advances owned by third-party lenders	35,182	34,580

Company-owned cash advances and fees receivable, gross	105,345	113,824
Less: Allowance for losses	21,495	25,676

Cash advances and fees receivable, net	$83,850	$88,148

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
Allowance for company-owned cash advances

Balance at beginning of period	$25,301	$30,925	$25,676	$19,513
Cash advance loss provision	37,728	36,554	140,416	154,565
Charge-offs	(47,140)	(46,219)	(170,585)	(163,352)
Recoveries	5,606	4,416	25,988	14,950

Balance at end of period	$21,495	$25,676	$21,495	$25,676

Accrual for third-party lender-owned cash advances

Balance at beginning of period	$1,957	$1,832	$1,828	$1,155
(Decrease) Increase in loss provision	178	(4)	307	673

Balance at end of period	$2,135	$1,828	$2,135	$1,828

Combined statistics (d)
Combined cash advance loss provision	$37,906	$36,550	$140,723	$155,238
Combined cash advance loss provision as a % of combined cash advances written (b)
	7.3%	6.8%	6.8%	7.7%
Charge-offs (net of recoveries) as a % of combined cash advances written (b)
	8.0%	7.8%	7.0%	7.3%
Combined allowance for losses and accrued third-party lender losses as a % of combined gross portfolio (b)
	16.8%	18.5%	16.8%	18.5%

(a) Cash advances written by the Company for its own account in pawn locations, cash advance locations, and through the internet distribution channel.

(b) Non-GAAP presentation. For informational purposes and to provide a greater understanding of the Company’s businesses. Management believes that information provided with this level of detail is meaningful and useful in understanding the activities and business metrics of the Company’s operations.

(c) Cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn locations, cash advance locations and through the internet distribution channel.

(d) Includes (i) cash advances written by the Company, and (ii) cash advances written by third-party lenders that were arranged by the Company on behalf of the third-party lenders, all at the Company’s pawn and cash advance locations and through the Company’s internet distribution channel.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(in thousands)

	Pawn Lending	Cash Advance (1)	Check Cashing	Consolidated

Three months ended December 31, 2008:

Revenue
Finance and service charges	$51,207	$-	$-	$51,207
Proceeds from disposition of merchandise	134,679	787	-	135,466
Cash advance fees	8,326	81,667	-	89,993
Check cashing fees, royalties and other	774	1,539	752	3,065

Total revenue	194,986	83,993	752	279,731

Cost of revenue – disposed merchandise	88,535	535	-	89,070

Net revenue	106,451	83,458	752	190,661

Expenses
Operations	55,092	31,185	291	86,568
Cash advance loss provision	2,236	35,670	-	37,906
Administration	13,675	8,374	294	22,343
Depreciation and amortization	6,154	5,484	57	11,695

Total expenses	77,157	80,713	642	158,512

Income from operations	$29,294	$2,745	$110	$32,149

Three months ended December 31, 2007:

Revenue
Finance and service charges	$43,949	$-	$-	$43,949
Proceeds from disposition of merchandise	119,479	-	-	119,479
Cash advance fees	10,607	83,709	-	94,316
Check cashing fees, royalties and other	830	1,753	802	3,385

Total revenue	174,865	85,462	802	261,129

Cost of revenue – disposed merchandise	74,390	-	-	74,390

Net revenue	100,475	85,462	802	186,739

Expenses
Operations	52,220	29,186	326	81,732
Cash advance loss provision	3,443	33,107	-	36,550
Administration	6,746	7,401	203	14,350
Depreciation and amortization	5,344	2,990	93	8,427

Total expenses	67,753	72,684	622	141,059

Income from operations	$32,722	$12,778	$180	$45,680

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
YEAR ENDED DECEMBER 31, 2008 AND 2007
(in thousands)

	Pawn Lending	Cash Advance (1)	Check Cashing	Consolidated

Year Ended December 31, 2008

Revenue
Finance and service charges	$184,995	$-	$-	$184,995
Proceeds from disposition of merchandise	464,868	787	-	465,655
Cash advance fees	34,840	329,763	-	364,603
Check cashing fees, royalties and other	3,743	8,410	3,388	15,541

Total revenue	688,446	338,960	3,388	1,030,794

Cost of revenue – disposed merchandise	294,825	535	-	295,360

Net revenue	393,621	338,425	3,388	735,434

Expenses
Operations	212,667	114,404	1,288	328,359
Cash advance loss provision	9,903	130,820	-	140,723
Administration	42,589	34,288	1,118	77,995
Depreciation and amortization	23,679	15,733	239	39,651

Total expenses	288,838	295,245	2,645	586,728

Income from operations	$104,783	$43,180	$743	$148,706

Year Ended December 31, 2007

Revenue
Finance and service charges	$160,960	$-	$-	$160,960
Proceeds from disposition of merchandise	396,821	-	-	396,821
Cash advance fees	42,018	313,178	-	355,196
Check cashing fees, royalties and other	3,268	9,530	3,619	16,417

Total revenue	603,067	322,708	3,619	929,394

Cost of revenue – disposed merchandise	246,792	-	-	246,792

Net revenue	356,275	322,708	3,619	682,602

Expenses
Operations	195,926	109,260	1,270	306,456
Cash advance loss provision	14,985	140,253	-	155,238
Administration	29,588	24,727	959	55,274
Depreciation and amortization	20,750	10,988	387	32,125

Total expenses	261,249	285,228	2,616	549,093

Income from operations	$95,026	$37,480	$1,003	$133,509

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
THREE MONTHS ENDED DECEMBER 31, 2008 AND 2007
(in thousands)

(1) The Cash Advance segment is comprised of three distribution channels for the same product, a multi-unit, “storefront” platform, an on-line, internet based lending platform and an electronic card platform, PBSI, which was acquired in July 2008. The following table summarizes the results from each channel’s contributions to the Cash Advance segment as of December 31, 2008 and 2007:

	Storefront	Internet Lending	Card Services	Total Cash Advance

Three months ended December 31, 2008:

Revenue
Proceeds from disposition of merchandise	$787	$-	$-	$787
Cash advance fees	23,315	57,029	1,323	81,667
Check cashing fees, royalties and other	1,592	(54)	1	1,539

Total revenue	25,694	56,975	1,324	83,993

Cost of revenue – disposed merchandise	535	-	-	535

Net revenue	25,159	56,975	1,324	83,458

Expenses
Operations	18,254	11,929	1,002	31,185
Cash advance loss provision	6,229	28,788	653	35,670
Administration	1,952	6,170	252	8,374
Depreciation and amortization	3,811	1,500	173	5,484

Total expenses	30,246	48,387	2,080	80,713

Income from operations	$(5,087)	$8,588	$(756)	$2,745

Three months ended December 31, 2007:

Revenue
Cash advance fees	$33,214	$50,495	$-	$83,709
Check cashing fees, royalties and other	1,753	-	-	1,753

Total revenue	34,967	50,495	-	85,462

Expenses
Operations	17,710	11,476	-	29,186
Cash advance loss provision	8,667	24,440	-	33,107
Administration	2,862	4,539	-	7,401
Depreciation and amortization	2,056	934	-	2,990

Total expenses	31,295	41,389	-	72,684

Income from operations	$3,672	$9,106	$-	$12,778

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INCOME FROM OPERATIONS BY OPERATING SEGMENT
YEAR ENDED DECEMBER 31, 2008 AND 2007
(in thousands)

Year Ended December 31, 2008	Storefront	Internet Lending	Card Services	Total Cash Advance

Revenue
Proceeds from disposition of merchandise	$787	$-	$-	$787
Cash advance fees	106,294	221,319	2,150	329,763
Check cashing fees, royalties and other	8,402	5	3	8,410

Total revenue	115,483	221,324	2,153	338,960

Cost of revenue – disposed merchandise	535	-	-	535

Net revenue	114,948	221,324	2,153	338,425

Expenses
Operations	69,887	42,689	1,828	114,404
Cash advance loss provision	23,650	106,189	981	130,820
Administration	9,944	23,992	352	34,288
Depreciation and amortization	10,499	5,061	173	15,733

Total expenses	113,980	177,931	3,334	295,245

Income from operations	$968	$43,393	$(1,181)	$43,180

Year Ended December 31, 2007

Revenue
Cash advance fees	$128,454	$184,724	$-	$313,178
Check cashing fees, royalties and other	9,525	5	-	9,530

Total revenue	137,979	184,729	-	322,708

Expenses
Operations	68,249	41,011	-	109,260
Cash advance loss provision	37,383	102,870	-	140,253
Administration	10,797	13,930	-	24,727
Depreciation and amortization	7,980	3,008	-	10,988

Total expenses	124,409	160,819	-	285,228

Income from operations	$13,570	$23,910	$-	$37,480

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES
INVENTORY AND GROSS PROFIT OPERATING DATA
THREE MONTHS AND YEAR ENDED DECEMBER 31, 2008 AND 2007

The table below summarizes the age of merchandise held for disposition before valuation allowance at December 31, 2008 and 2007, respectively (dollars in thousands).

	2008		2007
	Amount	%	Amount	%
Merchandise held for 1 year or less –
Jewelry	$72,780	66.1%	$60,702	60.6%
Other merchandise	28,979	26.3	29,437	29.4
	101,759	92.4	90,139	90.0
Merchandise held for more than 1 year –
Jewelry	5,306	4.8	6,264	6.3
Other merchandise	3,128	2.8	3,731	3.7
	8,434	7.6	9,995	10.00

Total merchandise held for disposition	$110,193	100.0%	$100,134	100.0%

CONTACT:
Cash America International, Inc.
Thomas A. Bessant, Jr., 817-335-1100